                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): August 30, 2002

                                    Commission File Number: 333-82617

         Michigan                   Venture Holdings Company LLC                38-3470015

         Michigan                   Vemco, Inc.                                 38-2737797

         Michigan                   Venture Industries Corporation              38-2034680

         Michigan                   Venture Mold & Engineering Corporation      38-2556799

         Michigan                   Venture Leasing Company                     38-2777356

         Michigan                   Vemco Leasing, Inc.                         38-2777324

         Michigan                   Venture Holdings Corporation                38-2793543

         Michigan                   Venture Service Company                     38-3024165

         Michigan                   Experience Management, LLC                  38-3382308

         Michigan                   Venture Europe, Inc.                        38-3464213

         Michigan                   Venture EU Corporation                      38-3470019

         (State or other            (Exact name of registrant as                (I.R.S. Employer
         jurisdiction of            specified in its charter)                   Identification
         incorporation or                                                       Number)
         organization)

                  33662 James J. Pompo, Fraser, Michigan 48026
               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (810) 294-1500

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 9.  Regulation FD Disclosure.

         On August 30, 2002, we entered into a Seventh Amendment (the "Seventh Amendment to Credit Agreement") to our Credit Agreement dated as of May 27, 1999, as amended, with Bank One, NA, as administrative agent, and the lenders identified therein. Pursuant to the Seventh Amendment to Credit Agreement, our bank group has extended its waiver of certain potential existing defaults under the Credit Agreement until the date on which the petition filed in Germany in May 2002 by certain managing directors of our German subsidiaries requesting the institution of preliminary insolvency proceedings is terminated, either through its dismissal, its conversion to a formal insolvency proceeding or other proceeding or otherwise, so long as no other default exists and there is no occurrence of a new default. A copy of the Seventh Amendment to Credit Agreement is attached as an exhibit to this report and is incorporated herein by reference.

         This report includes a number of "forward looking" statements within the meaning of the Securities Exchange Act of 1934 and is subject to a number of risks and uncertainties. Such factors include, among others, the following: international, national and local political, economic and market conditions; incremental costs, slowed automobile production or other effects that may occur as a result of the September 2001 terrorist attacks on the World Trade Center and the Pentagon or reactions thereto by us or our suppliers and customers; possible future terrorist attacks; demographic changes; the size and growth of the automobile market or the plastic automobile component market; our ability to sustain, manage or forecast our growth; the size, timing and mix of purchases of our products; our ability to realize savings from our focus on reducing and controlling costs; our ability to realize the benefits of general tax reduction plans; new product development and introduction; existing government regulations and changes in, or the failure to comply with, government regulations; adverse publicity; dependence upon original equipment manufacturers; liability and other claims asserted against us; competition; the loss of significant customers or suppliers; fluctuations and difficulty in forecasting operating results; unfavorable currency exchange rates relative to the U.S. dollar; changes in business strategy or development plans; business disruptions; product recalls; warranty costs; the ability to attract and retain qualified personnel; the ability to protect technology; retention of earnings; control and the level of affiliated transactions.




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

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits. A list of Exhibits included as part of this report is set forth in the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.


























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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VENTURE HOLDINGS COMPANY LLC
                                    VEMCO, INC.
                                    VENTURE INDUSTRIES CORPORATION
                                    VENTURE MOLD & ENGINEERING CORPORATION
                                    VENTURE LEASING COMPANY
                                    VEMCO LEASING, INC.
                                    VENTURE HOLDINGS CORPORATION
                                    VENTURE SERVICE COMPANY
                                    EXPERIENCE MANAGEMENT LLC
                                    VENTURE EUROPE, INC.
                                    VENTURE EU CORPORATION


Date: September 4, 2002             By: /s/ James E. Butler
                                        ----------------------------------------
                                        James E. Butler
                                        Executive Vice President





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                                  Exhibit Index

Number   Description

10.1 Seventh Amendment, dated as of August 30, 2002, to the Credit Agreement dated as of May 27, 1999, as amended, among Venture Holdings Company LLC, the lenders identified therein and Bank One, NA, as administrative agent.








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